UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 22, 2003

                           INTEGRATED BIOPHARMA, INC.
               (Exact Name of Registrant as Specified in Charter)

            Delaware                  000-28876                  22-2407475
(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)              File Number)            Identification No.)

                    225 Long Ave., Hillside, New Jersey 07205
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (973) 926-0816

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Acquisition of Transferred Assets

     On October 22, 2003, Integrated BioPharma, Inc. (the "Company") completed the acquisition of various assets related to the Naturally Aloe, Naturally Noni and Avera Sport product lines (the "Product Lines") from Aloe Commodities International, Inc. ("Aloe"). The assets included trademarks, copyrights, art work, formula for the products, labels, customer lists, goodwill, inventories and books and records (collectively hereinafter referred to as the "Transferred Assets").

     Pursuant to the terms of an Asset purchase agreement dated October 22, 2003 by and between the Company and Aloe, the purchase price for the Transferred Assets was $2,597,469.83, based upon a closing inventory of the Transferred Assets with $872,469.83 paid at closing in immediately available funds by wire transfer and $1,725,000.00 to be paid in the form of 203,085 shares of the Company's common stock valued on the basis of the average closing price as reported on the American Stock Exchange for the ten (10) trading days immediately preceding the closing date. Such shares shall be held in escrow for a period of one (1) year from the closing date and released pursuant to the terms of an Escrow Agreement (the "Escrow Agreement") between and among the Company, Aloe and Vial, Hamilton, Koch & Knox, L.L.P. (the "Escrow Agent").

     The Transferred Assets were used by Aloe to produce various products under the Product Lines. The Company intends to use such Transferred Assets to continue the distribution of the variuos product lines. The three brands purchased by the Company have retail distribution of Natural Juices and Sports Nutrition products in the consumer retail trade market. The Product Lines are distributed at Costco, General Nutrition Centers, Trader Joes, Vitamin Shoppe, Kroger and other leading retailers.

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     On November 6, 2003, Integrated BioPharma, Inc. issued a press release regarding the acquisition of retail brands. The press release is included as
Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

    2.6 Asset Purchase Agreement dated as of October 22, 2003 by and between Integrated BioPharma, Inc. and Aloe Commodities International, Inc.

    2.7 Escrow Agreement dated October 22, 2003 by and between Integrated BioPharma, Inc., Aloe Commodities International, Inc. and Vial, Hamilton, Koch & Knox, L.L.P.

    10.25 Registration Rights Agreement dated as of October 22, 2003 by and between Integrated BioPharma, Inc. and Aloe commodities International, Inc.

    10.26 Conversion and Supply Agreement dated as of October 22, 2003 by and between Integrated BioPharma, Inc. and Aloe Commodities International, Inc.

    99.1 Press Release of Integrated BioPharma, Inc. dated November 6, 2003 reporting retail brand acquisition


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            INTEGRATED BIOPHARMA,  INC.


Date:    November 6, 2003                   By: /s/ Eric Friedman
                                                -----------------
                                            Name: Eric Friedman
                                            Title: Chief Financial Officer

Exhibit Index

Exhibit
Number                       Description
-------                      -----------

2.6 Asset Purchase Agreement dated as of October 22, 2003 by and between Integrated BioPharma, Inc. and Aloe Commodities International, Inc.

2.7 Escrow Agreement dated October 22, 2003 by and between Integrated BioPharma, Inc., Aloe Commodities International, Inc. and Vial, Hamilton, Koch & Knox, L.L.P.

10.25 Registration Rights Agreement dated as of October 22, 2003 by and between Integrated BioPharma, Inc. and Aloe commodities International, Inc.

10.26 Conversion and Supply Agreement dated as of October 22, 2003 by and between Integrated BioPharma, Inc. and Aloe Commodities International, Inc.

99.1 Press Release of Integrated BioPharma, Inc. dated November 6, 2003 reporting retail brand acquisition